UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): October 12, 2022 (October 7, 2022)

Prospect Capital Corporation
(Exact name of registrant as specified in its charter)

Maryland	814-00659	43-2048643
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

10 East 40th Street, 42nd Floor, New York, New York 10016
(Address of principal executive offices, including zip code)

(212) 448-0702

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	PSEC	NASDAQ Global Select Market
5.35% Series A Fixed Rate Cumulative Perpetual Preferred Stock, par value $0.001	PSEC PRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.
On October 7, 2022, Prospect Capital Corporation (the “Company”) entered into an amendment (the “Amendment”) to the Amended and Restated Dealer Manager Agreement, dated February 18, 2022, with InspereX LLC (the “Dealer Manager”) and the other agents named therein from time to time (the “Dealer Manager Agreement”), pursuant to which the Dealer Manager has agreed to serve as the Company’s agent and dealer manager for the Company’s offering of up to 10,000,000 shares of any combination of its 5.50% Series AA1 Preferred Stock, 5.50% Series MM1 Preferred Stock, 6.50% Series AA2 Preferred Stock (“Series AA2 Shares”) and 6.50% Series MM2 Preferred Stock (“Series MM2 Shares”, and together with the Series AA2 Shares, the “New Preferred Shares”), each par value $0.001 per share, and each with a liquidation preference of $25.00 per share. The Amendment adds the New Preferred Shares to the Dealer Manager Agreement. The Company may offer any future series of Preferred Stock, provided that the aggregate number of shares issued across all series of Preferred Stock offered pursuant to the Dealer Manager Agreement shall not exceed 10,000,000 shares.
The New Preferred Shares are registered with the Securities and Exchange Commission pursuant to an automatic shelf registration statement on Form N-2 (File No. 333-236415) under the Securities Act of 1933, as amended (the “Registration Statement”), and will be offered and sold pursuant to a prospectus supplement dated February 18, 2022, as amended on October 7, 2022, and a base prospectus dated February 13, 2020, relating to the Registration Statement (collectively, the “Prospectus”).
The foregoing description of the Amendment is only a summary and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.
Venable LLP, special Maryland counsel to the Company, has issued a legal opinion relating to the validity of the New Preferred Shares, a copy of which is attached to this Form 8-K as Exhibit 5.1.

Item 3.03. Material Modification to Rights of Security Holders.
On October 11, 2022, in connection with the Amendment, the Company filed Articles Supplementary (the “Articles Supplementary”) with the State Department of Assessments and Taxation of Maryland (“SDAT”), reclassifying and designating 20,000,000 shares of the Company’s authorized and unissued shares of Common Stock into shares of Preferred Stock designated as “Convertible Preferred Stock, Series AA2,” and reclassifying and designating 20,000,000 shares of the Company’s authorized and unissued shares of Common Stock into shares of Preferred Stock designated as “Convertible Preferred Stock, Series MM2.” The reclassification decreased the number of shares classified as Common Stock from 1,652,100,000 shares immediately prior to the reclassification to 1,612,100,000 shares immediately after the reclassification. The description of the Preferred Stock contained in the section of the Prospectus entitled “Description of the Preferred Stock” is incorporated herein by reference.
The foregoing description of the Preferred Stock is only a summary and is qualified in its entirety by reference to the full text of the Articles Supplementary, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Item 3.03 above with respect to the Articles Supplementary is incorporated in this Item 5.03 in its entirety.

Item 7.01. Regulation FD Disclosure.
The Company is declaring (with respect to the AA2 and MM2 Shares) distributions to preferred shareholders based on an annual rate equal to 6.50% of the stated value of $25 per share of the AA2 and MM2 Shares, from the date of issuance or, if later, from the most recent dividend payment date (the first business day of the month),as follows:

Series AA2 and MM2 Monthly Cash 6.50% Preferred Shareholder Distribution	Record Date	Payment Date	Monthly Amount ($ per share), before pro ration for partial periods
October and November 2022	11/16/2022	12/1/2022	$0.135417

The information disclosed under this Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 8.01. Other Events.
Preferred Stock Dividend Reinvestment Plan
In connection with the Offering, effective as of October 7, 2022, the Company amended and restated its Preferred Stock Distribution Reinvestment Plan (the “DRIP”) to include the New Preferred Shares, as well as the Company’s 6.50% Series A3 Preferred Stock and 6.50% Series M3 Preferred Stock (collectively, the “Added Preferred Stock Series”). Under the DRIP, holders of the Added Preferred Stock Series (“preferred stockholders”) will have dividends on their Added Preferred Stock Series automatically reinvested in additional shares of such Added Preferred Stock Series at a price per share of $25.00 if they so elect. Once enrolled in the DRIP, preferred stockholders may elect to reinvest all, but not less than all, of their dividends in additional shares of the Added Preferred Stock Series, until they terminate their participation in the DRIP. The Company will pay all fees or other charges on shares of the Added Preferred Stock Series purchased through the DRIP.
Shares of the Added Preferred Stock Series purchased under the DRIP will come from the Company’s authorized but unissued shares of the Added Preferred Stock Series. Shares of the Added Preferred Stock Series received through the DRIP will be of the same series and have the same original issue date for purposes of calculating the fee associated with a preferred stockholder’s election to convert shares of the Added Preferred Stock Series held by the preferred stockholder prior to the listing of the Added Preferred Stock Series on a national securities exchange and for other terms of the Added Preferred Stock Series based on issuance date as the Added Preferred Stock Series for which the dividend was declared. The Company may terminate the DRIP at any time in its sole discretion. The description of the DRIP contained in the section of the Prospectus entitled “Preferred Stock Dividend Reinvestment Plan” is incorporated herein by reference.
The foregoing description of the DRIP is only a summary and is qualified in its entirety by reference to the full text of the DRIP, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

1.1    Amendment No. 1 to Amended and Restated Dealer Manager Agreement, dated October 7, 2022, by and among the Company, Prospect Capital Management L.P., Prospect Administration LLC, InspereX LLC and the Agents named therein and added from time to time
3.1    Articles Supplementary to the Articles of Amendment and Restatement of Prospect Capital Corporation
5.1    Opinion of Venable LLP
99.1    Amended and Restated Preferred Stock Dividend Reinvestment Plan

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Prospect Capital Corporation

By:     /s/ M. Grier Eliasek
Name: M. Grier Eliasek
Title: President and Chief Operating Officer
Date:  October 12, 2022

Index to Exhibits

Exhibit Number	Description
1.1
Amendment No. 1 to Amended and Restated Dealer Manager Agreement, dated October 7, 2022, by and among the Company, Prospect Capital Management L.P., Prospect Administration LLC, InspereX LLC and the Agents named therein and added from time to time

3.1	Articles Supplementary to the Articles of Amendment and Restatement of Prospect Capital Corporation
5.1	Opinion of Venable LLP
99.1	Amended and Restated Preferred Stock Dividend Reinvestment Plan

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